===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 15, 2006


                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Michigan                      000-230-661               38-3317208
----------------------------          ------------               ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


                        30142 Wixom Road, Michigan 48334
                        --------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (248) 960-9009


                                 Not applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 15, 2006, Rockwell Medical Technologies, Inc. ("Rockwell") entered into an amending agreement with Charak LLC ("Charak") and Dr. Ajay Gupta (the "Amendment"), which amended the existing licensing agreement among the parties dated January 7, 2002. Pursuant to the Amendment, Charak granted Rockwell an exclusive license to make, manufacture and sell a water-soluble vitamin and carnitine mixture for dialysis patients which is covered by a U.S. patent. The patent covers the method for preventing and correcting vitamin deficiency in both hemodialysis and peritoneal dialysis patients with renal failure. Prior to marketing the product, Rockwell will have to obtain US Food & Drug Administration (FDA) approval.

         There is no material relationship between Rockwell and any of the parties to the Amendment other than as described above.

ITEM 7.01 REGULATION FD DISCLOSURE.

         The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROCKWELL MEDICAL TECHNOLOGIES, INC.



Date: January 19, 2006                    By:   /S/ Thomas E. Klema
                                              ---------------------------------
                                              Thomas E. Klema
                                              Its: Chief Financial Officer


                                       3